UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Global AI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Front Street, Suite 300, Jupiter, FL 33477

(Address of principal executive offices, including Zip Code)

(561) 240-0333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreement, dated as of December 31, 2024:

On December 31, 2024, Global AI, Inc., a Nevada corporation (the “Acquirer”), Tectu Biz Ltd., a company organized under the laws of the State of Israel (the “Company”), and certain shareholders of the Company as identified on Exhibit A thereto (the “Sellers”), entered into that certain Share Purchase Agreement (the “Agreement”) in respect of the purchase by the Acquirer and sale by the Sellers of the entire share capital of the Company compromising of 4,000,000 ordinary shares of the Company (“Company Shares”), each having a nominal value of 0.01 New Israel Shekels, free and clear from any and all encumbrances (the “Share Purchase”). Immediately following the consummation of the closing of the Share Purchase, the Acquirer shall hold one hundred percent (100%) of the issued and outstanding share capital of the Company on a fully-diluted basis.

As consideration for the Share Purchase, the Acquirer shall pay the Sellers at closing a total combined amount (or value) of (i) $490,000 in cash (subject to certain provisions in respect of identified loan payments); and (ii) $510,000 in either cash or 255,000 shares of common stock of the Acquirer, par value $0.001, with each share having an agreed upon fixed value of $2.00 (or a combination thereof, as determined by the Acquirer at its sole discretion); totaling to $1,000,000, which constitutes the equity value of the Company on a cash-free/debt-free basis as of December 31, 2024.

The Agreement provides for certain representations, covenants and indemnification obligations that are customary for these types of transactions. Further, the closing of the Share Purchase is subject to certain conditions to closing, including but not limited to the delivery by the Company to the Acquirer of certain audited financial statements of the Company for the fiscal years ending December 31, 2023 and December 31, 2024 by a Public Company Accounting Oversight Board (“PCAOB”) qualified auditor (which is reasonably acceptable to the Acquirer) in accordance with PCAOB standards.

In connection with the Closing of the Share Purchase, the Acquirer expects to enter two additional agreements: (i) certain employment agreements with the Sellers; and (ii) certain option agreements as part of the Acquirer’s equity incentive plan in respect of the receipt of options or other restricted securities by certain holders of options to purchase Company Shares (amounting together to an aggregate number of 5,745,000 options to purchase shares of common stock of the Acquirer under terms to be agreed).

The information set forth above is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

On January 7, 2025, the Acquirer issued a press release announcing the signing of the Agreement by the parties thereto. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this report in such filing.

Forward Looking Statement

This Current Report on Form 8-K contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our ability to successfully develop and implement AI solutions, achieve anticipated synergies, and maintain market competitiveness; our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in our most annual report on Form 10-K that we have filed with the U.S. Securities and Exchange Commission. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of December 31, 2024, by and among Global AI Inc., Tectu Biz Ltd. and certain of its shareholders as identified therein.
99.1	Press Release of the Registrant, dated as of January 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2025

GLOBAL AI, INC.

By:	/s/ Nevenka Cresnar Pergar
Name:	Nevenka Cresnar Pergar
Title:	Acting President and Chief Executive Officer